UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2017

BLACKSTAR ENTERPRISE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55730	27-1120628
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Arapahoe Ave., Suite 100

Boulder, CO  80303

(Address of Principal Executive Offices)

(303) 500-5073

(Registrant's Telephone Number, Including Area Code)

BlackStar Energy Group, Inc.

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2017, Todd H. Lahr resigned as President and Director of BlackStar Enterprise Group, Inc.   Effective February 9, 2017, Mr. Lahr resigned as Executive Vice President and Director of International Hedge Group, Inc.  A copy of Mr. Lahr's resignations are attached to this Report as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Resignations of Todd H. Lahr

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackStar Enterprise Group, Inc.

By:

____/s/ Joseph E. Kurczodyna________________

Joseph E. Kurczodyna

Title: CFO

Date: February 21, 2017